Exhibit 99.1

FOR IMMEDIATE RELEASE	Media relations contact:
Charles Coleman, (626) 302-7982 Investor relations contact: Scott Cunningham, (626) 302-2540

Edison International Reports Fourth Quarter and Full Year 2009 Earnings

ROSEMEAD, Calif., Mar. 1, 2010 – Edison International (NYSE: EIX) today reported fourth quarter 2009 basic earnings of $0.65 per share, compared to $0.66 per share in the same quarter last year. Fourth quarter 2009 core earnings were $0.59 per share compared to $0.66 per share in the fourth quarter of 2008. The decline is largely attributable to lower earnings at Edison Mission Group (EMG), partially offset by higher operating results at Southern California Edison (SCE). Core earnings exclude discontinued operations and other non-core items as discussed below.

“Despite a difficult economy, our 2009 performance was solid, and we are pleased we were able to achieve earnings above the high end of our earnings guidance range,” said Theodore F. Craver, Jr., chairman and chief executive officer of Edison International.

Fourth Quarter Earnings Detail

SCE’s fourth quarter 2009 basic earnings were $0.53 per share compared to $0.43 per share in the fourth quarter 2008. Core earnings were $0.51 per share compared to $0.43 per share in the same quarter last year. This increase was primarily due to higher operating income associated with the California Public Utilities Commission (CPUC) and Federal Energy Regulatory Commission (FERC) General Rate Case (GRC) decisions, partially offset by higher income taxes. Fourth quarter 2009 non-core results include $0.02 per share from revised interest costs related to the global tax settlement with the Internal Revenue Service (IRS).

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Note: Basic earnings or losses per share refer to basic earnings or losses per common share attributable to Edison International throughout this release. Core earnings is a non-GAAP financial measure. See Reconciliation of Core Earnings to Basic Earnings and Reconciliation of Core Earnings Guidance to Basic Earnings Guidance.

Edison International Reports Fourth Quarter 2009 Financial Results

EMG’s fourth quarter 2009 basic earnings were $0.17 per share compared to $0.25 per share in the fourth quarter of 2008. Core earnings were $0.13 per share compared to $0.25 per share in the same quarter last year. Core earnings declined primarily from lower energy prices at merchant coal-fired projects, lower trading income and lower results at Edison Capital, partially offset by lower income taxes. Core earnings included unrealized gains on hedge contracts of $0.03 per share in the fourth quarter of 2009 and $0.04 per share in the fourth quarter of 2008. Core results in 2008 included a $0.04 charge to cancel a contract to supply natural gas turbines. Fourth quarter 2009 non-core items include $0.04 per share from the global tax settlement with the IRS, reflecting the revised interest costs discussed above.

Edison International parent company and other reported a fourth quarter 2009 loss of $0.05 per share compared to a $0.02 per share loss in the fourth quarter 2008. Earnings declined primarily from higher income tax expenses.

Full Year Earnings Summary

Edison International reported 2009 basic earnings of $2.59 per share compared to $3.69 per share in 2008. Core earnings for 2009 were $3.25 per share compared to $3.84 per share in 2008. Non-core items in 2009 include $0.78 per share loss related to the global tax settlement with the IRS and the associated termination of Edison Capital’s cross-border leveraged leases, a $0.14 per share non-cash accounting benefit at SCE from the transfer of its Mountainview power plant to utility rate base and a $0.02 per share loss from discontinued operations at EMG.

Full Year Earnings Detail

SCE’s basic earnings in 2009 were $3.76 per share compared to $2.10 per share in 2008. Core earnings for 2009 were $2.68 per share compared to $2.25 per share in 2008. The increase in core earnings was primarily due to higher operating income associated with the CPUC and FERC GRC decisions, partially offset by higher income taxes. In addition, core earnings were favorably impacted from lower than planned financings during the year, primarily from cash received for tax-related timing differences and other benefits. SCE’s 2009 core earnings exclude a $0.94 per share benefit from the global tax settlement, a $0.14 per share benefit from the transfer of the Mountainview power plant to utility rate base and SCE’s 2008 core earnings exclude the $0.15 per share charge from the CPUC’s performance-based ratemaking decision.

EMG’s basic loss in 2009 was $1.21 per share compared to basic earnings of $1.72 per share in 2008. Core earnings in 2009 were $0.68 per share compared to $1.72 per share in 2008. The decrease in core earnings reflects lower income from merchant coal and gas-fired projects driven by lower energy prices, as well as lower trading income and lower earnings at Edison Capital. Core earnings included unrealized gains on hedge contracts of $0.11 per share in 2009 and gains of $0.03 per share in 2008. Core results for 2008 included $0.03 per share for the favorable buy-out of a coal contract, and a $0.04 per share charge for a natural gas turbine supply agreement cancellation. EMG’s 2009 core earnings exclude losses of $1.87 per share from the global tax settlement and a loss of $0.02 per share from discontinued operations.

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Edison International Reports Fourth Quarter 2009 Financial Results

Edison International parent company and other basic earnings in 2009 were $0.04 per share compared to a loss of $0.13 per share in 2008. Core losses for 2009 were $0.11 per share compared to $0.13 per share in 2008. Core losses in 2009 exclude a $0.15 per share benefit related to the global tax settlement.

2010 Earnings Guidance

The company announced its 2010 basic and core earnings guidance range of $3.15 to $3.45 per share. See the risk disclosure statement on page 4 and the presentation accompanying the company’s conference call for further information.

Reconciliation of Core Earnings Guidance to Basic Earnings Guidance1

Core Earnings Per Share[1]	2010 Earnings Guidance
EIX core earnings	$3.15 – $3.45
Non-Core Items	–

EIX basic earnings	$3.15 – $3.45

Midpoint of 2010 core guidance by business element:
SCE	$2.80
EMG	0.62
EIX parent company and other	(0.12)

Total	$3.30

1	See Use of Non-GAAP Financial Measures on page 4. Basic earnings per share refer to basic earnings per common share attributable to Edison International common shareholders. The expected impact of participating securities is $(0.01) per share and is included in EIX parent company and other.

About Edison International

Edison International, through its subsidiaries, is a generator and distributor of electric power and an investor in infrastructure and energy assets, including renewable energy. Headquartered in Rosemead, California, Edison International is the parent company of Southern California Edison, one of the nation’s largest electric utilities, and Edison Mission Group, a competitive power generation business and parent company to Edison Mission Energy and Edison Capital.

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Edison International Reports Fourth Quarter 2009 Financial Results

Appendix

Use of Non-GAAP Financial Measures, Conference Call Information,

Risk Disclosure Statement and Financial Schedules

Use of Non-GAAP Financial Measures

Edison International’s earnings are prepared in accordance with generally accepted accounting principles used in the United States and represent the company’s earnings as reported to the Securities and Exchange Commission. Our management uses core earnings and earnings per share (EPS) by principal operating subsidiary internally for financial planning and for analysis of performance. We also use core earnings and EPS by principal operating subsidiary when communicating with analysts and investors regarding our earnings results and outlook to facilitate comparisons of the Company’s performance from period to period.

Core earnings is a non-GAAP financial measure and may not be comparable to those of other companies. Core earnings are defined as earnings attributable to common shareholders less income or loss from discontinued operations and income or loss from significant discrete items that management does not consider representative of ongoing earnings. Core earnings are reconciled to basic earnings in the attached tables. EPS by principal operating subsidiary is based on the principal operating subsidiary net income attributable to the common shareholders of each operating subsidiary, respectively, and Edison International’s weighted average outstanding common shares. The impact of participating securities (vested stock options that earn dividend equivalents that may participate in undistributed earnings with common stock) for each principal operating subsidiary is not material to each principal operating subsidiary’s EPS and is therefore reflected in the results of the Edison International holding company, which we refer to as EIX parent company and other. EIX core EPS and core EPS by principal operating subsidiary are reconciled to basic EPS.

Reminder: Edison International Will Hold a Conference Call Today

Today, Edison International will hold a conference call to discuss its fourth quarter 2009 financial results at 8 a.m. (Pacific Standard Time). Two-way participation in the telephone call is limited to financial analysts and investors, while all other interested parties are invited to participate in a simultaneous webcast at www.edisoninvestor.com. A presentation accompanying management’s comments on the conference call will be available on the web site as well at www.edisoninvestor.com. The domestic call-in number is (888) 889-2168 and the number for international callers is (773) 681-5951. The ID is “Edison”. In addition to the live simulcast, the webcast will remain posted at www.edisoninvestor.com and telephone replays will be available through March 8, 2010 at the following numbers: (800) 388-1959 for callers in the United States and (402) 998-1133 for international callers. The replay passcode is 80709.

Risk Disclosure Statement

Statements contained in this news release about future performance, including, without limitation, earnings guidance, asset and rate base growth, load growth, capital investments and other statements that are not purely historical, are forward-looking statements. These forward-looking statements reflect our current expectations; however, such statements involve risks and uncertainties. Actual results could differ materially from current expectations. Important factors that could cause different results are discussed under the headings “Risk Factors” and “Management’s Discussion and Analysis” in Edison International’s most recent Form 10-K and other reports filed with the Securities and Exchange Commission and are available on our Web site at www.edisoninvestor.com. These forward-looking statements represent our expectations only as of the date of this news release, and Edison International assumes no duty to update them to reflect new information, events or circumstances.

Edison International Reports Fourth Quarter 2009 Financial Results

Summary Financial Schedules

Fourth Quarter Basic Earnings Per Share

Earnings (Loss) Per Common Share Attributable to Edison International (Unaudited)	Quarter Ended December 31,		Change
	2009	2008
SCE	$0.53	$0.43	$0.10
EMG	0.17	0.25	(0.08)
EIX parent company and other	(0.05)	(0.02)	(0.03)

EIX earnings from continuing operations	0.65	0.66	(0.01)

EIX earnings from discontinued operations	—	—	—

EIX basic earnings[1]	$0.65	$0.66	$(0.01)

EIX diluted earnings	$0.65	$0.66	$(0.01)

1	The impact of participating securities on the per share amounts is included in EIX parent company and other and was zero per share for the quarter ended December 31, 2009 and $(0.01) per share for the quarter ended December 31, 2008.

Fourth Quarter Reconciliation of Core Earnings Per Share to Basic Earnings Per Share

Earnings (Loss) Per Common Share Attributable to Edison International (Unaudited)	Quarter Ended December 31,		Change
	2009	2008
Core Earnings[1]
SCE	$0.51	$0.43	$0.08
EMG	0.13	0.25	(0.12)
EIX parent company and other	(0.05)	(0.02)	(0.03)

EIX core earnings	0.59	0.66	(0.07)

Non-core items
Global tax settlement
SCE	0.02	—	0.02
EMG	0.04	—	0.04

Total non-core items	0.06	—	0.06

EIX basic earnings[1]	$0.65	$0.66	$(0.01)

1	See Use of Non-GAAP Financial Measures on page 4. The impact of participating securities on the per share amounts is included in EIX parent company and other and was zero per share for the quarter ended December 31, 2009 and $(0.01) per share for the quarter ended December 31, 2008.

Edison International Reports Fourth Quarter 2009 Financial Results

Fourth Quarter Basic Earnings

Earnings (Loss) (in millions) Attributable to Edison International (Unaudited)	Quarter Ended December 31,
	2009	2008	Change
SCE	$172	$141	$31
EMG	56	81	(25)
EIX parent company and other	(15)	(5)	(10)

EIX earnings from continuing operations	213	217	(4)
EIX earnings (loss) from discontinued operations	(1)	—	(1)

EIX basic earnings	$212	$217	$(5)

Fourth Quarter Reconciliation of Core Earnings to Basic Earnings

Earnings (Loss) (in millions) Attributable to Edison International (Unaudited)	Quarter Ended December 31,
	2009	2008	Change
Core Earnings[1]
SCE	$167	$141	$26
EMG	42	81	(39)
EIX parent company and other	(15)	(5)	(10)

EIX core earnings	194	217	(23)

Non-core items
Global tax settlement
SCE	5	—	5
EMG	14	—	14
EMG – discontinued operations	(1)	—	(1)

Total non-core items	18	—	18

EIX basic earnings	$212	$217	$(5)

1	See Use of Non-GAAP Financial Measures on page 4.

Edison International Reports Fourth Quarter 2009 Financial Results

Full-Year Basic Earnings Per Share

Earnings (Loss) Per Common Share Attributable to Edison International (Unaudited)	Year Ended December 31,
	2009	2008	Change
SCE	$3.76	$2.10	$1.66
EMG	(1.19)	1.72	(2.91)
EIX parent company and other	0.04	(0.13)	0.17

EIX earnings from continuing operations	2.61	3.69	(1.08)

EIX loss from discontinued operations	(0.02)	—	(0.02)

EIX basic earnings[1]	$2.59	$3.69	$(1.10)

EIX diluted earnings	$2.58	$3.68	$(1.10)

1	The impact of participating securities is included in EIX parent company and other and was $(0.01) per share for 2009 and $(0.05) per share for 2008.

Full-Year Reconciliation of Core Earnings Per Share to Basic Earnings Per Share

Earnings (Loss) Per Common Share Attributable to Edison International (Unaudited)	Year Ended December 31,
	2009	2008	Change
Core Earnings[1]
SCE	$2.68	$2.25	$0.43
EMG	0.68	1.72	(1.04)
EIX parent company and other	(0.11)	(0.13)	0.02

EIX core earnings	3.25	3.84	(0.59)

Non-core items
SCE – regulatory items	0.14	(0.15)	0.29
Global tax settlement
SCE	0.94	—	0.94
EMG	(1.87)	—	(1.87)
EIX parent company and other	0.15	—	0.15
EMG – discontinued operations	(0.02)	—	(0.02)

Total non-core items	(0.66)	(0.15)	(0.51)

EIX basic earnings[1]	$2.59	$3.69	$(1.10)

1	See Use of Non-GAAP Financial Measures on page 4. The impact of participating securities is included in EIX parent company and other and was $(0.01) per share for 2009 and $(0.05) per share for 2008.

Edison International Reports Fourth Quarter 2009 Financial Results

Full-Year Basic Earnings

Earnings (Loss) (in millions) Attributable to Edison International (Unaudited)	Year Ended December 31,
	2009	2008	Change
SCE	$1,226	$683	$543
EMG	(388)	561	(949)
EIX parent company and other	18	(29)	47

EIX earnings from continuing operations	856	1,215	(359)
EIX loss from discontinued operations	(7)	—	(7)

EIX basic earnings	$849	$1,215	$(366)

Full-Year Reconciliation of Core Earnings to Basic Earnings

Earnings (Loss) (in millions) Attributable to Edison International (Unaudited)	Year Ended December 31,
	2009	2008	Change
Core Earnings[1]
SCE	$874	$732	$142
EMG	222	561	(339)
EIX parent company and other	(32)	(29)	(3)

EIX core earnings	1,064	1,264	(200)

Non-core items
SCE – regulatory items	46	(49)	95
Global tax settlement
SCE	306	—	306
EMG	(610)	—	(610)
EIX parent company and other	50	—	50
EMG – discontinued operations	(7)	—	(7)

Total non-core items	(215)	(49)	(166)

EIX basic earnings	$849	$1,215	$(366)

1	See Use of Non-GAAP Financial Measures on page 4.

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Edison International Reports Fourth Quarter 2009 Financial Results

Consolidated Statements of Income	Edison International

	Quarter Ended December 31,		Year Ended December 31,
(in millions, except per-share amounts)	2009	2008	2009	2008
Electric utility	$2,433	$2,551	$9,959	$11,246
Nonutility power generation	614	664	2,374	2,808
Financial services and other	3	13	28	58

Total operating revenue	3,050	3,228	12,361	14,112

Fuel	397	421	1,517	2,147
Purchased power	595	793	2,751	3,845
Operation and maintenance	1,252	1,180	4,387	4,288
Depreciation, decommissioning and amortization	365	338	1,418	1,313
Lease terminations and other	2	30	890	(44)

Total operating expenses	2,611	2,762	10,963	11,549

Operating income	439	466	1,398	2,563
Interest and dividend income	3	18	32	62
Equity in income from partnerships and unconsolidated subsidiaries – net	9	(9)	42	31
Other income	40	35	171	113
Interest expense – net of amounts capitalized	(175)	(190)	(732)	(700)
Other expense	(18)	(10)	(57)	(125)

Income from continuing operations before income taxes	298	310	854	1,944
Income tax expense (benefit)	71	75	(98)	596

Income from continuing operations	227	235	952	1,348
Loss from discontinued operations – net of tax	(1)	—	(7)	—

Net income	226	235	945	1,348
Less: Net income attributable to noncontrolling interests	14	18	96	133

Net income attributable to Edison International common shareholders	$212	$217	$849	$1,215

Amounts attributable to Edison International common shareholders:
Income from continuing operations, net of tax	$213	$217	$856	$1,215
Loss from discontinued operations, net of tax	(1)	—	(7)	—

Net income attributable to Edison International common shareholders	$212	$217	$849	$1,215

Basic earnings per common share attributable to Edison International common shareholders:
Weighted-average shares of common stock outstanding	326	326	326	326
Continuing operations	$0.65	$0.66	$2.61	$3.69
Discontinued operations	—	—	(0.02)	—

Total	$0.65	$0.66	$2.59	$3.69

Diluted earnings per common share attributable to Edison International common shareholders:
Weighted-average shares of common stock outstanding, including effect of dilutive securities	328	328	327	329
Continuing operations	$0.65	$0.66	$2.60	$3.68
Discontinued operations	—	—	(0.02)	—

Total	$0.65	$0.66	$2.58	$3.68

Dividends declared per common share	$0.315	$0.310	$1.245	$1.225

Edison International Reports Fourth Quarter 2009 Financial Results

Consolidated Balance Sheets	Edison International

	December 31,
(in millions)	2009	2008
ASSETS
Cash and equivalents	$1,673	$3,916
Short-term investments	10	7
Receivables, less allowances of $53 and $39 for uncollectible accounts at respective dates	1,017	1,006
Accrued unbilled revenue	347	328
Inventory	533	553
Derivative assets	357	327
Restricted cash	69	3
Margin and collateral deposits	125	105
Regulatory assets	120	605
Deferred income taxes	3	104
Other current assets	176	399

Total current assets	4,430	7,353

Competitive power generation and other property – less accumulated depreciation of $2,231 and $2,019 at respective dates	5,147	5,374
Nuclear decommissioning trusts	3,140	2,524
Investments in partnerships and unconsolidated subsidiaries	216	229
Investments in leveraged leases	160	2,467
Other investments	91	89

Total investments and other assets	8,754	10,683

Utility plant, at original cost:
Transmission and distribution	22,214	20,006
Generation	2,667	1,819
Accumulated depreciation	(5,921)	(5,570)
Construction work in progress	2,701	2,454
Nuclear fuel, at amortized cost	305	260

Total utility plant	21,966	18,969

Derivative assets	268	244
Restricted deposits	43	43
Rent payments in excess of levelized rent expense under plant operating leases	1,038	878
Regulatory assets	4,139	5,414
Other long-term assets	806	1,031

Total long-term assets	6,294	7,610

Total assets	$41,444	$44,615

Edison International Reports Fourth Quarter 2009 Financial Results

Consolidated Balance Sheets	Edison International

	December 31,
(in millions, except share amounts)	2009	2008
LIABILITIES AND EQUITY
Short-term debt	$85	$2,143
Current portion of long-term debt	377	174
Accounts payable	1,123	1,031
Accrued taxes	186	590
Accrued interest	196	187
Customer deposits	238	228
Book overdrafts	224	224
Derivative liabilities	107	178
Regulatory liabilities	367	1,111
Other current liabilities	884	831

Total current liabilities	3,787	6,697

Long-term debt	10,437	10,950

Deferred income taxes	4,334	5,717
Deferred investment tax credits	102	109
Customer advances	119	137
Derivative liabilities	529	776
Pensions and benefits	2,061	2,860
Asset retirement obligations	3,241	3,042
Regulatory liabilities	3,328	2,481
Other deferred credits and other long-term liabilities	2,500	1,137

Total deferred credits and other liabilities	16,214	16,259

Total liabilities	30,438	33,906

Commitments and contingencies
Common stock, no par value (800,000,000 shares authorized; 325,811,206 shares issued and outstanding at each date)	2,304	2,272
Accumulated other comprehensive income	37	167
Retained earnings	7,500	7,078

Total Edison International’s common shareholders’ equity	9,841	9,517
Noncontrolling interests	258	285
Preferred and preference stock of utility not subject to mandatory redemption	907	907

Total equity	11,006	10,709

Total liabilities and equity	$41,444	$44,615

Edison International Reports Fourth Quarter 2009 Financial Results

Consolidated Statements of Cash Flows	Edison International

	Years Ended December 31,
(in millions)	2009	2008	2007
Cash flows from operating activities:
Net income	$945	$1,348	$1,305
Loss from discontinued operations	7	—	2

Income from continuing operations	952	1,348	1,307
Adjustments to reconcile to net cash provided by operating activities:
Depreciation, decommissioning and amortization	1,418	1,313	1,181
Regulatory impacts of net nuclear decommissioning trust earnings (reflected in accumulated depreciation)	158	(10)	143
Other amortization	120	106	111
Lease terminations and other	888	(44)	3
Stock-based compensation	22	34	37
Equity in income from partnerships and unconsolidated subsidiaries – net	(42)	(31)	(75)
Distributions and dividends from unconsolidated entities	31	(8)	33
Deferred income taxes and investment tax credits	(1,457)	207	(39)
Income from leveraged leases	(14)	(51)	(49)
Loss on early extinguishment of debt	—	—	241
Changes in operating assets and liabilities:
Receivables	80	128	8
Inventory	20	(114)	(41)
Restricted cash	(69)	—	—
Margin and collateral deposits – net of collateral received	30	(19)	75
Other current assets	202	(48)	(147)
Rent payments in excess of levelized rent expense	(160)	(162)	(160)
Accounts payable	152	(176)	28
Accrued taxes	(402)	340	47
Book overdrafts	—	16	72
Other current liabilities	31	(39)	(30)
Derivative assets and liabilities – net	(581)	849	(193)
Regulatory assets and liabilities – net	1,457	(2,946)	679
Other assets	62	224	(180)
Other liabilities	154	1,344	195
Operating cash flows from discontinued operations	(7)	—	(2)

Net cash provided by operating activities	3,045	2,261	3,244

Cash flows from financing activities:
Long-term debt issued	939	2,632	2,930
Premiums paid on extinguishment of debt and long-term debt issuance costs	(25)	(21)	(241)
Long-term debt repaid	(1,044)	(295)	(3,215)
Bonds repurchased	(219)	(212)	(37)
Preferred stock redeemed	—	(7)	—
Rate reduction notes repaid	—	—	(246)
Short-term debt financing – net	(2,058)	1,643	500
Cash contributions from noncontrolling interests	2	12	—
Stock-based compensation – net	(3)	(26)	(84)
Dividends and distributions to noncontrolling interests	(117)	(170)	(157)
Dividends paid	(404)	(397)	(378)

Net cash provided (used) by financing activities	$(2,929)	$3,159	$(928)

Edison International Reports Fourth Quarter 2009 Financial Results

Consolidated Statements of Cash Flows	Edison International

	Years Ended December 31,
(in millions)	2009	2008	2007
Cash flows from investing activities:
Capital expenditures	$(3,282)	$(2,824)	$(2,826)
Purchase of interest in acquired companies	(22)	(19)	(33)
Proceeds from termination of leases	1,420	—	—
Proceeds from sale of property and interests in projects	7	113	2
Proceeds from sale of nuclear decommissioning trust investments	2,217	3,130	3,697
Purchases of nuclear decommissioning trust investments and other	(2,416)	(3,137)	(3,830)
Proceeds from partnerships and unconsolidated subsidiaries, net of investment	11	65	42
Maturities and sale of short-term investments	4	96	9,953
Purchase of short-term investments	(7)	(22)	(9,476)
Restricted cash	4	4	99
Investments in other assets	(295)	(351)	(298)

Net cash used by investing activities	(2,359)	(2,945)	(2,670)

Net increase (decrease) in cash and equivalents	(2,243)	2,475	(354)
Cash and equivalents, beginning of year	3,916	1,441	1,795

Cash and equivalents, end of year	$1,673	$3,916	$1,441